FOR  IMMEDIATE  RELEASE
For  More  Information:
Ronald  L.  Thigpen                           John  Marsh
Executive  Vice  President  and  COO          President
Southeastern  Bank  Financial  Corp.          Marsh  Communications  LLC
706-481-1014                                  770-458-7553

                    Southeastern Bank Financial Corp. Reports
                       Record Second Quarter 2006 Earnings

AUGUSTA, Ga., July 21, 2006 - Southeastern Bank Financial Corp. (OTCBB:SBFC), the holding company for Georgia Bank & Trust Company of Augusta and Southern Bank & Trust of Aiken, S.C., today reported record quarterly net income of $2.9 million for the three months ended June 30, 2006, an increase of 21.6 percent from $2.4 million in the second quarter of 2005. Diluted earnings per share for the second quarter of 2006 were $0.55, a 22.2 percent increase from $0.45 for the same period last year.

Total assets at June 30, 2006, were $937.9 million, and total deposits were $729.6 million. This represents an increase of 19.3 percent in assets and 18.4 percent in deposits over June 30, 2005, when total assets and deposits were $786.3 million and $616.1 million, respectively. Net interest income for the second quarter of 2006 totaled $8.4 million, a 17.9 percent increase from $7.2 million for the same period of 2005. Second quarter 2006 noninterest income rose to $3.8 million from $3.2 million a year ago, an increase of 19.4 percent, reflecting a broad-based increase in service charges and fee income, with particular strength in retail investment income and trust service fees.

"Robust loan growth across the company helped spur our strong overall performance in the second quarter," said President and Chief Executive Officer
R. Daniel Blanton. "Both our new Georgia Bank & Trust office in Athens, Ga., and our new Southern Bank & Trust affiliate in Aiken, S.C., have contributed solidly to our growth. In addition, our healthy increase in noninterest income is a testament to our ability to increase fee income to balance continuing margin pressure in this difficult rate environment."

Asset growth continued at a strong pace during the second quarter. At June 30, 2006, loans outstanding were $658.7 million, reflecting an increase of $106.4 million, or 19.3 percent, compared to the same period last year. Annualized return on average assets (ROA) was 1.27 percent for the second quarter of 2006, and annualized return on average shareholder's equity (ROE) was 17.48 percent.

Net income for the six months ended June 30, 2006, totaled $5.4 million, a 20.0 percent increase over the $4.5 million reported in the same period of 2005.
Diluted earnings per share for the six months ended June 30, 2006, were $1.01, versus $0.84 per share for the same period a year ago, a 20.2 percent increase.

Net interest income for the first six months of 2006 was $16.4 million, up 18.9 percent from the $13.8 million in the first six months of 2005. Noninterest income was $7.1 million for the first six months of 2006, an increase of 19.9 percent from $5.9 million in the same period of 2005.


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
"We're very pleased with the quality of growth we have achieved in the second quarter and first half of 2006," said Blanton. "Increasing net income, EPS, loans and deposits at a double-digit rate through the first half of the year attest to the core strength of our company. With the recent charter approval of our new South Carolina affiliate, Southern Bank & Trust, we look to continue delivering quality growth and value to our shareholders as we progress toward our immediate goal of reaching and exceeding $1 billion in assets."

About  Southeastern  Bank  Financial  Corp.
Southeastern Bank Financial Corp. is the $938 million-asset bank holding company of Georgia Bank & Trust Company of Augusta (GB&T) and Southern Bank & Trust (SB&T). GB&T is the largest locally owned and operated community bank in the Augusta metro market, with eight full-service Augusta-area offices and an office in Athens, Ga. SB&T is a full-service, federally chartered thrift serving the Aiken County, S.C., market. The company also has mortgage operations in Augusta and Savannah. The banks focus primarily on real estate, commercial and consumer loans to individuals, small to medium-sized businesses and professionals, and also provide wealth management and trust services. The company's common stock is publicly traded on the OTC Bulletin Board under the symbol SBFC. For more information, please visit the company's Web site, www.georgiabankandtrust.com.

Safe  Harbor  Statement  -  Forward-Looking  Statements
Statements made in this release by Southeastern Bank Financial Corporation (The Company) other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including: unanticipated changes in the Bank's local economy and in the national economy; governmental monetary and fiscal policies; deposit levels, loan demand, loan collateral values and securities portfolio values; difficulties in interest rate risk management; difficulties in expanding our operations into new geographic areas and dealing with an additional regulatory agency; the effects of competition in the banking business; changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions; failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans; and other factors. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company.


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

                       SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                    Consolidated Balance Sheets

                                      ASSETS                            June 30,
                                                                          2006        December 31,
                                                                       (Unaudited)        2005
                                                                      -------------  --------------
Cash and due from banks                                               $ 19,572,531   $  18,792,799
Federal funds sold                                                       8,124,000       2,758,000
Interest-bearing deposits in other banks                                   512,406       1,012,257
                                                                      -------------  --------------
        Cash and cash equivalents                                       28,208,937      22,563,056

Investment securities
  Available-for-sale                                                   202,271,023     197,551,996
  Held-to-maturity, at cost (fair values of
    $3,352,195 and $3,897,341, respectively)                             3,275,847       3,776,040

Loans held for sale                                                     20,101,184      22,146,834

Loans                                                                  638,618,458     579,087,791
  Less allowance for loan losses                                        (9,304,146)     (9,124,801)
                                                                      -------------  --------------
        Loans, net                                                     629,314,312     569,962,990

Premises and equipment, net                                             22,038,107      21,376,183
Accrued interest receivable                                              4,775,293       4,624,023
Bank-owned life insurance                                               15,666,519      11,863,276
Restricted equity securities                                             4,936,281       4,287,481
Other assets                                                             7,345,431       6,125,360
                                                                      -------------  --------------

                                                                      $937,932,934   $ 864,277,239
                                                                      =============  ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                                                 $104,373,028   $  97,083,931
  Interest-bearing:
    NOW accounts                                                       114,281,798     100,692,388
    Savings                                                            254,044,309     265,131,754
    Money management accounts                                           44,951,173      37,719,408
    Time deposits over $100,000                                        153,375,134     122,009,813
    Other time deposits                                                 58,612,194      41,017,555
                                                                      -------------  --------------
                                                                       729,637,636     663,654,849

Federal funds purchased and securities sold
  under repurchase agreements                                           54,404,190      67,013,416
Advances from Federal Home Loan Bank                                    60,000,000      52,000,000
Other borrowed funds                                                       400,000       1,000,000
Accrued interest payable and other liabilities                           7,225,394       7,025,767
Subordinated debentures                                                 20,000,000      10,000,000
                                                                      -------------  --------------
        Total liabilities                                              871,667,220     800,694,032
                                                                      -------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,279,549 and 5,279,241 shares issued
    In 2006 and 2005, respectively; 5,279,440 and 5,263,144 shares
    outstanding in 2006 and 2005, respectively                          15,838,647      15,837,723
  Additional paid-in capital                                            34,311,955      34,138,876
  Retained earnings                                                     20,113,703      16,099,414
  Treasury stock, at cost 109 and 16,097 shares in
    2006 and 2005, respectively                                             (4,033)       (233,898)
  Accumulated other comprehensive loss, net                             (3,994,558)     (2,258,908)
                                                                      -------------  --------------
        Total stockholders' equity                                      66,265,714      63,583,207
                                                                      -------------  --------------

                                                                      $937,932,934   $ 864,277,239
                                                                      =============  ==============

See accompanying notes to consolidated financial statements.


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

                        SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                   Consolidated Statements of Income

                                           (Unaudited)

                                                   Three Months Ended          Six Months Ended
                                                        June 30,                   June 30,
                                                -------------------------  -------------------------
                                                   2006          2005         2006          2005
                                                -----------  ------------  -----------  ------------
Interest Income:
  Loans, including fees                         $13,018,274  $ 9,271,626   $24,830,362  $17,515,164
  Investment securities                           2,702,309    1,936,599     5,158,381    3,701,141
  Federal funds sold                                 44,036       95,762       194,629      151,369
  Interest-bearing deposits in other banks            5,675        6,766        13,650        9,199
                                                -----------  ------------  -----------  ------------
    Total interest income                        15,770,294   11,310,753    30,197,022   21,376,873
                                                -----------  ------------  -----------  ------------

Interest expense:
  Deposits                                        5,547,283    3,244,981    10,465,934    5,890,571
  Federal funds purchased and securities sold
    under repurchase agreements                     724,846      350,430     1,408,754      622,400
  Other borrowings                                1,058,303      554,263     1,905,291    1,062,090
                                                -----------  ------------  -----------  ------------
    Total interest expense                        7,330,432    4,149,674    13,779,979    7,575,061
                                                -----------  ------------  -----------  ------------

    Net interest income                           8,439,862    7,161,079    16,417,043   13,801,812

Provision for loan losses                           456,336      515,269       960,128      986,963
                                                -----------  ------------  -----------  ------------

    Net interest income after provision
      for loan losses                             7,983,526    6,645,810    15,456,915   12,814,849
                                                -----------  ------------  -----------  ------------

Noninterest income:
  Service charges and fees on deposits            1,539,978    1,354,425     2,892,122    2,565,475
  Gain on sales of loans                          1,270,992    1,298,399     2,525,337    2,340,582
  Investment securities gains (losses), net         283,600      (40,051)      283,600      (39,260)
  Retail investment income                          216,562      121,603       383,973      203,566
  Trust service fees                                198,367      150,024       390,832      306,936
  Increase in cash surrender value of
    bank-owned life insurance                       149,973      102,157       289,243      184,946
  Miscellaneous income                              146,770      202,201       296,395      327,303
                                                -----------  ------------  -----------  ------------
    Total noninterest income                      3,806,242    3,188,758     7,061,502    5,889,548
                                                -----------  ------------  -----------  ------------

Noninterest expense:
  Salaries                                        3,427,626    3,014,016     6,808,185    5,763,555
  Employee benefits                               1,077,414      775,925     2,136,835    1,585,369
  Occupancy expenses                                685,165      682,433     1,433,901    1,355,526
  Other operating expenses                        2,041,484    1,734,410     4,018,655    3,239,572
                                                -----------  ------------  -----------  ------------
    Total noninterest expense                     7,231,689    6,206,784    14,397,576   11,944,022
                                                -----------  ------------  -----------  ------------

    Income before income taxes                    4,558,079    3,627,784     8,120,841    6,760,375

Income tax expense                                1,631,675    1,222,052     2,734,462    2,270,654
                                                -----------  ------------  -----------  ------------

    Net income                                  $ 2,926,404  $ 2,405,732   $ 5,386,379  $ 4,489,721

                                                                     (continued)


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

                  SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARY
                             Consolidated Statements of Income

                                        (Unaudited)

                                              Three Months Ended       Six Months Ended
                                                   June 30,                June 30,
                                            ----------------------  ----------------------
                                               2006        2005        2006        2005
                                            ----------  ----------  ----------  ----------
Basic net income per share                  $     0.55  $     0.46  $     1.02  $     0.85
                                            ==========  ==========  ==========  ==========

Diluted net income per share                $     0.55  $     0.45  $     1.01  $     0.84
                                            ==========  ==========  ==========  ==========

Weighted average common shares outstanding   5,279,333   5,256,807   5,276,526   5,255,175
                                            ==========  ==========  ==========  ==========

Weighted average number of common and
  common equivalent shares outstanding       5,331,090   5,343,086   5,329,474   5,337,433
                                            ==========  ==========  ==========  ==========

See  accompanying  notes  to  consolidated  financial  statements.


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